UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2019 (April 30, 2019)
_________________________

SERITAGE GROWTH PROPERTIES
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

489 Fifth Avenue, 18th Floor
New York, NY 10017
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 30, 2019, Seritage Growth Properties (the “Company”) held its annual meeting of shareholders in New York, New York. The meeting was held to vote on the matters described below.

1. Election of trustees. David S. Fawer and Thomas M. Steinberg stood for re-election as Class I trustees of the Company for a term ending at the 2022 annual meeting of shareholders. Under the Company’s bylaws, the election of trustees requires the affirmative vote of at least two-thirds of all the votes cast at a meeting of shareholders at which a quorum is present is required to elect a trustee. The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

Name	For	Against	Abstain	Broker Non-Vote
David S. Fawer	24,247,772	5,398,383	76,333	4,604,539
Thomas M. Steinberg	25,194,892	4,453,018	74,578	4,604,539

2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019. Ratification of the appointment of our independent registered public accounting firm required the affirmative vote of a majority of votes at the annual meeting. The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

For	Against	Abstain	Broker Non-Vote
33,904,544	317,789	104,694	--

3. Approval of an advisory, non-binding, resolution to approve the Company’s executive compensation program for the Company’s named executive officers. The shareholders approved an advisory, non-binding, resolution to approve the Company’s executive compensation program for the Company’s named executive officers.  Approval of this advisory, non-binding, resolution required the affirmative vote of a majority of votes at the annual meeting.  The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

For	Against	Abstain	Broker Non-Vote
21,882,971	7,556,941	282,576	4,604,539

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	General Counsel, Executive Vice President and Secretary

Date: May 3, 2019